                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8K

                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report  (Date of earliest event reported): March 2, 1998


                               PROMUS HOTEL CORPORATION
                (Exact name of registrant as specified in its charter)

          Delaware                 1-13719                 62-1716020
(State of incorporation)   (Commission file number)        (IRS employer
                                                           identification No.)


                                  755 Crossover Lane
                               Memphis, Tennessee 38117
                       (Address of principal executive offices)


          Registrant's telephone number, including area code: (901) 374-5000

Item 5.   Other Events.

Promus Hotel Corporation reports the following unaudited consolidated results of operations for the month ending January 31, 1998 (dollars in thousands):

                                         Month ending
                                      January 31,1998

Total revenues                               $ 75,214

Net income                                    $ 6,786

Basic earnings per share                       $ 0.08

Diluted earnings per share                     $ 0.08

                              SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


PROMUS HOTEL CORPORATION


Date: March 2, 1998                    By:  /s/ William L. Perocchi
                                           -------------------------
                                        William L. Perocchi
                                        Executive Vice President, and
                                        Chief Financial Officer